Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4879%



        Excess Protection Level
          3 Month Average 5.20%
          June, 1998 4.73%
          May, 1998  4.97%
          April, 1998 5.90%


        Cash Yield17.67%


        Investor Charge Offs 5.10%


        Base Rate 7.83%


        Over 35 Day Delinquency 5.06%


        Seller's Interest12.61%


        Total Payment Rate13.35%


        Total Principal Balance$35,974,950,178.51


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,536,555,660.02